Income Taxes - Reconciliation of Federal Income Tax Rate (Detail)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Income Tax Disclosure [Abstract]
Tax at statutory rate	35.00%	35.00%	35.00%
(Decrease) increase resulting from:
Tax free income, net of interest disallowance	(14.00%)	(14.20%)	(12.60%)
State income taxes, net of Federal income tax benefit	0.50%	0.20%	0.10%
Earnings of BOLI	(1.10%)	(1.20%)	(1.30%)
Other, net	(2.50%)	(1.90%)	(2.70%)
Effective rate	17.90%	17.80%	18.50%